F/m Investments European L/S Small Cap Fund,

formerly the Balter European L/S Small Cap Fund

(the “Fund”)

Institutional Class (Symbol: BESMX)

Investor Class (Symbol: BESRX)

Supplement dated October 11, 2019

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2019

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

On October 10, 2019, the shareholders of the Fund approved a new investment advisory agreement, by and between Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund, and F/m Investments, LLC (“F/m”), the new investment adviser to the Fund (the “New Advisory Agreement”) and a new sub-advisory agreement between F/m and S.W. Mitchell Capital (“SWMC”), on behalf of the Fund (the “New Sub-Advisory Agreement”). The New Advisory Agreement and the New Sub-Advisory Agreement are effective October 11, 2019.

Name Change

Effective October 11, 2019, the “Balter European L/S Small Cap Fund” is renamed the “F/m Investments European L/S Small Cap Fund.” The Fund’s investment objective, policies and strategies remain unchanged.

Website

All references to the web address www.balterliquidalts.com in the Prospectus and SAI have been deleted and replaced with the web address www.fm-invest.com.

Investment Adviser

Effective October 11, 2019, all references to Balter Liquid Alternative, LLC as the Fund’s current investment adviser in the Fund’s Prospectus and Statement of Additional Information are deleted and the disclosure in the Fund’s current Prospectus is replaced as follows:

Prospectus

Summary Section – Fees and Expenses of the Fund

The following disclosure included under Footnote 2 to the Fee Table under the heading “Summary Section – Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Pursuant to an operating expense limitation agreement between F/m Investments, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) for the Fund do not exceed 2.24% and 2.54% of the Fund’s average net assets for Institutional Class Shares and Investor Class Shares, respectively, through February 28, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Prospectus

Summary Section – Investment Adviser

The following disclosure included under the heading “Summary Section – Investment Adviser” is hereby deleted in its entirety and replaced with the following:

Investment Adviser. F/m Investments, LLC serves as the Fund’s investment adviser (the “Adviser”).

Prospectus

Summary Section – Portfolio Managers

The following disclosure included under the heading “Summary Section – Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Portfolio Managers. The following serves as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund Since:
The Adviser
Alexander R. Morris	Portfolio Manager	October 2019

The Sub-Adviser
Jamie Carter	Portfolio Manager	December 2015

Prospectus

Management of the Fund – The Adviser

The following disclosure included under the heading “Management of the Fund – The Adviser” is hereby deleted in its entirety and replaced with the following:

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with F/m Investments, LLC, located at 3050 K Street NW, Suite W-170, Washington, DC 20007, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 2.00% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 2.24% and 2.54% of the Fund’s average net assets for Institutional Class Shares and Investor Class Shares, respectively, through February 28, 2022, subject thereafter to annual re-approval of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the most recent fiscal year ended October 31, 2018, the previous Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 1.76% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will available in the Fund’s annual report to shareholders dated October 31, 2019.

Prospectus

Management of the Fund – Portfolio Managers

The following disclosure included under the heading “Management of the Fund – Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

The following provides additional information about the portfolio managers who are responsible for the day-to-day management of the Fund’s assets. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

The Adviser

Alexander R. Morris. Mr. Morris is also a founder and partner in KBC as well as a founder and Managing Director of Rowhouse Capital Management since 2015. Previously, Mr. Morris was at Fortigent, LLC, joining in the firm in 2011 and where he served in a corporate development role, developing and executing a new business strategy and product offering as well as leading significant aspects of the firm’s successful sale to LPL Financial. Mr. Morris began his career in 2006 with Europe-based alternative asset manager Caliburn Capital Partners, where he helped to establish four class-leading investment funds, open offices in North America and Asia, and grow AUM to $2B. Caliburn’s flagship Strategic and Global Inefficiencies fund invested in emerging asset managers. In 2008, Mr. Morris joined Longville Investments, a private equity firm supporting European family offices with fundamental analysis, transaction execution and long term capital management. In 2009, Mr. Morris returned to the US to launch the family office practice of Pacific Capital Bancorp, and to define the bank’s wealth management strategy. Mr. Morris then joined the Financial Services Practice of Hitachi Consulting Corp. as a senior level business consultant advising clients on corporate strategy and acquisitions.

The Sub-Adviser

Jamie Carter. Mr. Carter is a Partner of S.W. Mitchell Capital and the Investment Manager of two funds; the S.W. Mitchell Small Cap European Fund and the SWMC Small Cap European Fund. Mr. Carter joined S.W. Mitchell in early 2006 and launched the S.W. Mitchell Small Cap European Fund in

November 2007 after a year and a half researching European markets, and finding himself gravitating towards the small cap space. In June 2011, Mr. Carter went on to launch the SWMC Small Cap European Fund, a UCITS fund which is generally run pari passu with the hedge fund, S.W. Mitchell Small Cap European Fund. Mr. Carter was made a Partner in April 2010. Prior to 2006, Mr. Carter worked at JO Hambro Investment Management (JOHIM). During his time at JOHIM he managed private client portfolios and researched U.S. companies, with a particular emphasis on technology, media and telecommunications.

Prospectus

Back Cover – Investment Adviser

The disclosure under the heading “Investment Adviser” is deleted and replaced with the following:

Investment Adviser

F/m Investments, LLC

3050 K Street NW, Suite W-170

Washington, DC 20007

Statement of Additional Information

The Trust

The second to last paragraph included under the heading “The Trust” is hereby deleted in its entirety and replaced with the following:

F/m Investments, LLC (the “Adviser” or “F/m”) serves as the investment adviser to the Fund.

Statement of Additional Information

Management of the Fund — Investment Adviser

The following disclosure included under the heading “Management of the Fund – Investment Adviser” is hereby deleted in its entirety and replaced with the following:

As stated in the Prospectus, investment advisory services are provided to the Fund by F/m Investments, LLC, located at 050 K Street NW, Suite W-170, Washington, DC 20007, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). F/m Acceleration is a joint venture by and between The 4100 Group and DCincy, LLC. Each of The 4100 Group and DCincy, LLC has a control share (as that term is used under the federal securities laws) of F/m. The 4100 Group is a for-profit subsidiary of Delta Dental of Michigan. Delta Dental of Michigan and its affiliates in Arkansas, Indiana, Kentucky, New Mexico, North Carolina, Ohio and Tennessee make up one of the largest dental plan administrators in the nation. DCincy, LLC is a Delaware limited liability company owned in equal shares by the principal officers of F/m.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 2.00% of the Fund’s average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until February 28, 2022, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Share Class	Expense Cap
Institutional Class	2.24%
Investor Class	2.54%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the fiscal years ended October 31 the Fund paid the following advisory fees to the Fund’s previous Adviser pursuant to the investment advisory agreement with the Fund, of which the Fund’s previous Adviser waived or recouped the amount set forth in the table below.

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waivers
October 31, 2018	$1,734,790	($207,137)	$0	$1,527,653
October 31, 2017	$830,133	($105,339)	$0	$724,794
October 31, 2016*	$405,573	($85,413)	$0	$320,160

*The Fund commenced operations on December 30, 2015.

Statement of Additional Information

Management of the Fund — Investment Adviser

The last paragraph under the heading “Management of the Fund – Sub-Adviser” is hereby deleted in its entirety and replaced with the following:

The Advisory Agreement and Sub-advisory Agreement were approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on July 25-26, 2019.

Statement of Additional Information

Management of the Fund — Portfolio Managers

The following disclosure included under the heading “Management of the Fund – Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

The Adviser

Alexander R. Morris. Mr. Morris is also a founder and partner in KBC as well as a founder and Managing Director of Rowhouse Capital Management since 2015. Previously, Mr. Morris was at Fortigent, LLC, joining in the firm in 2011 and where he served in a corporate development role, developing and executing a new business strategy and product offering as well as leading significant aspects of the firm’s successful sale to LPL Financial. Mr. Morris began his career in 2006 with Europe-based alternative asset manager Caliburn Capital Partners, where he helped to establish four class-leading investment funds, open offices in North America and Asia, and grow AUM to $2B. Caliburn’s flagship Strategic and Global Inefficiencies fund invested in emerging asset managers. In 2008, Mr. Morris joined Longville Investments, a private equity firm supporting European family offices with fundamental analysis, transaction execution and long term capital management. In 2009, Mr. Morris returned to the US to launch the family office practice of Pacific Capital Bancorp, and to define the bank’s wealth management strategy. Mr. Morris then joined the Financial Services Practice of Hitachi Consulting Corp. as a senior level business consultant advising clients on corporate strategy and acquisitions.

The Sub-Adviser

Jamie Carter. Mr. Carter is a Partner of S.W. Mitchell Capital and the Investment Manager of two funds; the S.W. Mitchell Small Cap European Fund and the SWMC Small Cap European Fund. Mr. Carter joined S.W. Mitchell in early 2006 and launched the S.W. Mitchell Small Cap European Fund in November 2007 after a year and a half researching European markets, and finding himself gravitating towards the small cap space. In June 2011, Mr. Carter went on to launch the SWMC Small Cap European Fund, a UCITS fund which is generally run pari passu with the hedge fund, S.W. Mitchell Small Cap European Fund. Mr. Carter was made a Partner in April 2010. Prior to 2006, Mr. Carter worked at JO Hambro Investment Management (JOHIM). During his time at JOHIM he managed private client portfolios and researched U.S. companies, with a particular emphasis on technology, media and telecommunications.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of September 30, 2019.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
The Adviser
Alexander R. Morris	0	$ 0	0	$0	0	$0
The Sub-Adviser
Jamie Carter	0	$0	1	$112 million	1	$ 51 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

F/m

F/m may perform investment management services for various clients and certain conflicts of interest may arise. F/m may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. F/m will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that F/m, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where F/m buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

S.W. Mitchell

Because S. W. Mitchell Capital LLP manages other accounts pari passu with the Fund all trades placed across accounts will be placed as a block and filled pro rata based on assets until completed. The Sub-Adviser does not have involvement in this process as it is automated by the dealing system

Portfolio Manager’s Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

F/m

F/m’s portfolio managers are compensated with a base salary which is determined by individual and firm-wide performance as well as an annual incentive bonus. F/m’s portfolio managers participate in the parent firm, F/m’s profit share plan and defined benefit plan.

S.W. Mitchell

S.W. Mitchell Capital’s portfolio managers are compensated on a combination of salary, discretionary bonus and performance related bonus.

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of the fiscal year ended September 30, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
The Adviser
Alexander R. Morris	Over $1,000,000
The Sub-Adviser
Jamie Carter	None

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 1, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.